ForeInvestors Choice Variable Annuity

Forethought Life Insurance Company Separate Account A

Supplement dated July 28, 2026 to your Prospectus dated May 1, 2026

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Selects Managed Risk Portfolio

Global Atlantic Franklin Tactical Allocation Managed Risk Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

The Board of Trustees of Forethought Variable Insurance Trust approved an Agreement and Plan of Reorganization (“Reorganization”) to reorganize the four funds referenced above (each an “Acquired Fund” and together, the “Acquired Funds”) into two corresponding Forethought Variable Insurance Trust funds (each an “Acquiring Fund” and together, the “Acquiring Funds”) as shown below. Each Reorganization is expected to take place after the close of business on or about October 2, 2026 (“Reorganization Date”).

Acquired Fund Sub-Accounts and Share Class	Acquiring Fund Sub-Accounts and Share Class
Global Atlantic Balanced Managed Risk Portfolio, Class II	Global Atlantic Moderate Managed Risk Portfolio, Class II
Global Atlantic BlackRock Selects Managed Risk Portfolio, Class II	Global Atlantic Moderate Managed Risk Portfolio, Class II
Global Atlantic Franklin Tactical Allocation Managed Risk Portfolio, Class II	Global Atlantic Wellington Research Managed Risk Portfolio, Class II
Global Atlantic Select Advisor Managed Risk Portfolio, Class II	Global Atlantic American Funds® Managed Risk Portfolio, Class II

October 1, 2026

●	Premium Payments. You may continue to allocate new Premium Payments to an Acquired Fund’s Sub-Account, including allocations via InvestEase, until October 1, 2026. If any portion of your future Premium Payments is allocated to an Acquired Fund’s Sub-Account after October 1, 2026, you must redirect that allocation to another Sub-Account(s) available under your Contract.

●	Sub-Account Transfers. You may continue to make Sub-Account transfers to an Acquired Fund’s Sub-Account, including transfers via any of the Dollar Cost Averaging programs or Asset Rebalancing, until October 1, 2026.

●	Enrollments. If you do not make any updates to your enrollments (InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, and Systematic Withdrawal Program) that include transfers of Contract Value in or out of an Acquired Fund’s Sub-Account by October 1, 2026, your enrollment will automatically be updated to reflect the corresponding Acquiring Fund’s Sub-Account and will continue to run without interruption.

On or About October 2, 2026

●	Contract Value. If any of your Contract Value is invested in an Acquired Fund’s Sub-Account, the Contract Value will automatically be transferred into the corresponding Acquiring Fund’s Sub-Account. You may transfer any Contract Value in an Acquired Fund’s Sub-Account to other investment options currently available under your Contract prior to the Reorganization Date.

●	Sub-Account Transfer Rule. The transfer of your Contract Value from an Acquired Fund’s Sub-Account as a result of the Reorganization will not be counted against any limitation on the number of transfers that may be performed. During the 60 days after the Reorganization Date, you will be allowed one Sub-Account transfer from the corresponding Acquiring Fund’s Sub-Account that will not count as a transfer toward the limitation of allowable transfers per contract year.

Upon completion of the Reorganizations, all information and references to each Acquired Fund’s Sub-Account are deleted from your prospectus.

This Supplement should be retained for future reference.

FIC-072826-FR